Exhibit 32.2

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the “Act”), I, Greg G. Jenkins, Executive Vice President of Finance and Business Development and Chief Financial Officer of Syntroleum Corporation (the “Company”), hereby certify, to the best of my knowledge:

(1) The Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 16, 2007	/s/ Greg G. Jenkins
Executive Vice President of Finance and Business Development and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure document.